Exhibit 99.1 News May 26, 2020 Analyst Contact: Megan Patterson 918-561-5325 Media Contact: Brad Borror 918-588-7582 ONEOK to Participate in Bernstein Strategic Decisions Virtual Conference TULSA, Okla. – May 26, 2020 – ONEOK, Inc. (NYSE: OKE) will participate in the Bernstein Strategic Decisions Virtual Conference on May 27-28, 2020. Investor materials are accessible on ONEOK’s website, www.oneok.com. --------------------------------------------------------------------------------------------------------------------- ONEOK, Inc. (pronounced ONE-OAK) (NYSE: OKE) is a leading midstream service provider and owner of one of the nation's premier natural gas liquids (NGL) systems, connecting NGL supply in the Rocky Mountain, Mid-Continent and Permian regions with key market centers and an extensive network of natural gas gathering, processing, storage and transportation assets. ONEOK is a FORTUNE 500 company and is included in the S&P 500. For information about ONEOK, visit the website: www.oneok.com. For the latest news about ONEOK, find us on LinkedIn, Instagram, Facebook and Twitter. ###